SUPPLEMENT AND AMENDMENT TO
                           ---------------------------
                     STOCK PURCHASE AND SEPARATION AGREEMENT
                     ---------------------------------------


     This Supplement is executed this 12 day of September, 2003, and is intended to supplement that certain Stock Purchase and Separation Agreement (hereafter "Stock Purchase Agreement"), dated July 22, 2003, executed by and between Jorge Bracamontes (hereafter "Employee") and Penn-Octane Corporation (hereafter "Penn-Octane"); and

     WHEREAS, pursuant to the Stock Purchase Agreement the parties had agreed that Penn-Octane and its representatives be allowed to review certain documents of the "Affiliates" in preparation for a Closing, wherein all of the formal documents of transfer, or ratification of previous transfer, of Employee's ownership interest in the Affiliates are executed and concluded; and

     WHEREAS, subsequent to the execution of the Stock Purchase Agreement the parties have agreed to certain clarifications and modifications of the Stock Purchase Agreement; and

     WHEREAS, the Closing of the transaction is scheduled for September 11, 2003, in Mexico City, Mexico, and the parties desire to formalize the modifications and details pertaining to the Closing.

     NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties agree as follows:

     1. The parties intend by this modification to clarify that the Stock Purchase and Separation Agreement constituted a compromise and settlement of disputes as to true ownership of common shares in the Affiliates. The parties hereby stipulate that Penn-Octane Corporation had previously acquired from Employee all legal and equitable ownership of shares which he held in Penn-Octane de Mexico, S.A. de C.V. and all shares in Termatsal, S.A. de C.V., and that the Stock Purchase Agreement represents a ratification of the previous transfer and sale of shares and an agreement to finalize the transfer of such shares in such corporations by Employee. In regards to Tergas, S.A. de C.V., the parties stipulate that there was a dispute as to the true legal and equitable ownership of such shares held by Employee, and that the Stock Purchase Agreement constitutes an agreement to compromise and settle the issues of ownership by providing for a ratification of transfer of legal and equitable ownership by Employee and a conclusion of such transfer.

     2. The parties hereby agree to amend Section 5(d) of the Stock Purchase Agreement to hereby read as follows:

     If Penn-Octane or its Affiliates extend the current existing pipelines to Monterrey, Mexico, and the net revenue generated by the extension of such pipelines results in a (i) 17% net revenue generated return (the return being projected on the earnings measured before the imposition of taxes, depreciation and amortization, EBITDA, as computed under generally accepted accounting principles; and (ii) provided that a minimum seven-year agreement is executed by Penn-Octane with Pemex Gas and Petrochemical on or before March 31, 2004, for the utilization of such pipelines at a rate that will generate a 17% capital cost return, then Bracamontes shall be paid (a) a bonus of $250,000.00 on the first day after the pipeline agreement has been executed by and between Pemex Gas and Petrochemical and Penn-Octane Corporation, and (b) an additional
$250,000.00 bonus will be paid on the first day after full-time commercial operation of the extended pipeline begin. In order to guarantee the payment of the compensation described in this sub-paragraph (d), Jerome B. Richter shall cause to be pledged 100,000 shares of his common shares of Penn-Octane Corporation as collateral for the payment of such consideration.

     3. A new Paragraph 5(e) is hereby added and incorporated into the terms of the Stock Purchase Agreement as follows:

     "Within sixty (60) days of Closing, Penn-Octane Corporation shall cause to be issued to Employee 21,818 shares of newly issued and restricted common shares of Penn-Octane Corporation. The parties agree that the shares being received by Employee represent additional compensation received by Employee for (i) severance compensation received by Employee related to any of his prior positions or employment or affiliation with Termatsal, S.A. de C.V., Penn-Octane de Mexico, S.A. de C.V., and Tergas, S.A. de C.V., and (ii) as additional consideration for the purchase price of Tergas, S.A. de C.V. (and to the extent of any previous or concurrent transfer of stock related to Penn-Octane de Mexico, S.A. de C.V. and Termatsal, S.A. de C.V.

     4. The parties acknowledge and agree that the documents listed or identified on Exhibit "A" attached hereto will be executed at the Closing to be held on September 11, 2003, at the law offices of Lic. Roberto Olea, Sierra Nevada No. 712, Col. Lomas de Chapultepec, C.P. 11000, Mexico, D.F.

     5. Additionally, at the Closing, Penn-Octane will deliver to Employee a Satisfaction of Indebtedness related to (i) that promissory note in the amount of $498,000.00 (U.S. dollars), dated March 25, 2000, executed by Jorge R. Bracamontes, and (ii) that promissory note in the amount of $46,603.00 (U.S. dollars), dated March 26, 2000, executed by Maria Isabel Garcia Cuesta. Said Satisfaction of Indebtedness shall release the pledges and security agreements executed by the Makers of such notes. A copy of the Satisfaction of Indebtedness is attached hereto as Exhibit "B."

     6. Additionally, within sixty (60) days of Closing, Penn-Octane will deliver to Employee a guaranty agreement, security agreement and escrow agreement. The guaranty agreement will be executed by Jerome B. Richter to guarantee the contractual obligation of Penn-Octane Corp. to Employee as detailed in Paragraph 5(d) of the Stock Purchase Agreement, wherein, upon the occurrence of certain events, Penn-Octane shall pay a bonus to Employee in the amount of $250,000.00 upon the execution of a Pipeline Agreement between Pemex Gas and Petrochemical and Penn-Octane Corporation, and an additional $250,000.00 bonus to be paid on the first day after full-time commercial operation of such extended pipelines begins. The guaranty by Jerome B. Richter shall be secured by a security interest in 100,000 shares of common stock of Penn-Octane Corp. Such shares shall be delivered to Dennis Sanchez, in escrow, pursuant to an Escrow Agreement. The form of the guaranty, security agreement and escrow agreement are attached hereto as Exhibit "C."

     IN WITNESS WHEREOF, the parties set their hands in agreement as of the date first above written.

                                            PENN OCTANE CORPORATION


                                       By:____________________________________
                                                 IAN  BOTHWELL


                                       By:____________________________________
                                            JORGE  BRACAMONTES

                                  EXHIBIT "A"
                (PENN OCTANE Documents to be Executed on Closing)


The documents that are going to be executed on the closing are:

a)     Mexican  documents  prepared  by  CCN/Olea:

1. POM Annual Meeting Minutes removing and naming Board of Directors and Inspectors
2. TERMATSAL Annual Meeting Minutes removing and naming Board of Directors and Inspectors
3. TERGAS Annual Meeting Minutes removing and naming Board of Directors and Inspectors
4.     POM  Meeting  Minutes  amending  bylaws.
5.     Transfer  of  POM's  Stock  Agreement
6.     Endorsement  of  POM's  Stock  Certificates
7.     Transfer  of  Termatsal's  Stock  Agreement
8.     Endorsement  of  Termatsal's  Stock  Certificates
9.     Transfer  of  Tergas'  Stock  Agreement
10.    Endorsement  of  Tergas'  Stock  Certificates
11.    Bracamontes'  Affidavit
12.    Option  Agreement  to  buy  Tergas'  Stock
13.    POM  Meeting  Minutes  revoking  and  granting  powers  of  attorney
14.    TERMATSAL  Meeting  Minutes  revoking  and  granting  powers of attorney
15.    TERGAS  Meeting  Minutes  revoking  and  granting  powers  of  attorney.
16.    Letter  Acknowledging  Ttransfer  Pricing

b)     Dennis  Sanchez's  documents:

16. Supplement and Amendment to Stock Purchase and Separation Agreement (Exhibit A-C)
17.    Satisfaction  of  Debt  (Exhibit  B)
18.    Guaranty  Agreement  (Exhibit  C)
19.    Security  Agreement  (Exhibit  C)
20.    Escrow  Agreement  (Exhibit  C)

                                   EXHIBIT "B"

                              SATISFACTION OF DEBT
                              --------------------


     Pursuant to the terms of a Stock Purchase and Satisfaction Agreement executed on July 22, 2003, as amended pursuant to the supplement and amendment to stock purchase and separation agreement dated September 12, 2003, Penn-Octane Corporation does hereby declare that the following described indebtedness is hereby declared as forgiven and discharged:

     1. That certain Promissory Note in the amount of $498,000.00, dated March 25, 2000, executed by Jorge Bracamontes in favor of Penn-Octane Corporation. Furthermore, Penn-Octane Corporation hereby declares that certain Pledge and Security Agreement dated March 25, 2000, and executed by Bracamontes, as null and void, which security agreement was provided as collateral for the repayment of the foregoing described promissory note.

     2. That certain Promissory Note in the amount of $46,603.00, dated March 26, 2000, executed by Maria Isabel Garcia Cuesta in favor of Penn-Octane Corporation. Furthermore, Penn-Octane Corporation hereby declares that certain Pledge and Security Agreement dated March 26, 2000, executed by Garcia Cuesta, as null and void, which security agreement was provided as collateral for the repayment of the foregoing described promissory note.

     IN WITNESS WHEREOF, this Satisfaction is given on this 12 day of September, 2003.

                                       PENN OCTANE CORPORATION

                                       By:____________________________________
                                                 IAN  BOTHWELL

                                  EXHIBIT "C"

                                    GUARANTY
                                    --------


     IN CONSIDERATION OF certain business and financial accommodations attendant thereto extended to PENN-OCTANE CORPORATION by JORGE BRACAMONTES and for other good and valuable consideration, the receipt of which is hereby acknowledged, the undersigned, JEROME RICHTER ("Guarantor,") hereby unconditionally and absolutely guarantees to and for the benefit of JORGE BRACAMONTES the payment when due of all compensation and the performance by PENN-OCTANE CORPORATION of all of the obligations and conditions contained in that certain Stock Purchase And Separation Agreement under Paragraph 5(d), dated July 22, 2003 entered into by and between JORGE BRACAMONTES, as Employee, and PENN-OCTANE CORPORATION, whether now existing or hereafter created or arising in connection therewith. In order to guarantee the payment of the compensation due BRACAMONTES as described in Paragraph 5 (d) of the Stock Purchase And Separation Agreement,
Guarantor shall cause to be pledged 100,000 shares of his common stock in PENN-OCTANE CORPORATION as collateral and shall execute a Security Agreement ("Contract Document")and Escrow Agreement of even date herewith giving and granting unto BRACAMONTES a security interest in and to said stock. For purposes of this Guaranty, all indebtedness and obligations arising under Paragraph 5(d) of the Stock Purchase and Separation Agreement referred to herein are hereinafter collectively called (the "Indebtedness.")

     1.     RENEWALS  AND  EXTENSIONS.  This  Guaranty  shall  apply  to  the
            -------------------------
Indebtedness and any renewals, extensions, refinancings or modifications thereof.

     2.     OTHER  REMEDIES.  BRACAMONTES  shall  not  be required to pursue any
            ---------------
other remedies before invoking the benefits of this Guaranty; specifically, BRACAMONTES shall not be required to take any action against PENN-OCTANE
CORPORATION or any other entity or person, to exhaust his remedies against endorsers, collateral and other security, or to resort to any balance of any deposit account or credit on the books of BRACAMONTES in favor of PENN-OCTANE CORPORATION or any other person or entity.

     3.     OBLIGATIONS  NOT  IMPAIRED.  The  obligations of any Guarantor under
            --------------------------
this Guaranty shall not be released or impaired without the express prior written consent of BRACAMONTES. The obligations of any Guarantor shall not be released or impaired on account of the following events:

          (a) the voluntary or involuntary liquidation, sale or other disposition of all or substantially all of the assets of PENN-OCTANE CORPORATION, or any receivership, insolvency, bankruptcy, reorganization or other similar proceedings affecting PENN-OCTANE CORPORATION or any of its assets;

          (b)     the  addition  of  a  new  guarantor  or  guarantors;

          (c) any impairment, modification, release or limitation of liability of, or stay of lien enforcement proceedings against, PENN-OCTANE CORPORATION, its property, or its estate in bankruptcy or any modification, discharge or extension of the Indebtedness resulting from the operation of any present or future provision of the Federal Bankruptcy Code or any other similar federal or state statute, or from the decision of any court, it being the intention hereof that Guarantor shall remain liable on the Indebtedness, notwithstanding any act, omission or thing which might, but for the provisions hereof, otherwise operate as a legal or equitable discharge of Guarantor;

          (d) BRACAMONTES' failure to use diligence in preserving the liability of any person on the Indebtedness, or in bringing suit to enforce collection of the Indebtedness;

          (e) the substitution or withdrawal of collateral or release of security, and the exercise or failure to exercise by BRACAMONTES of any right conferred upon it herein or in any collateral agreement;

          (f) if PENN-OCTANE CORPORATION is not liable because the act of creating the Indebtedness is ultra vires or the officers or persons creating the Indebtedness acted in excess of their authority, or for any reason the Indebtedness cannot be enforced against PENN-OCTANE CORPORATION;

          (g) any payment by PENN-OCTANE CORPORATION to BRACAMONTES if such payment is held to constitute a preference under the bankruptcy laws, or if for any other reason BRACAMONTES is required to refund such payment to PENN-OCTANE CORPORATION or pay the amount thereof to any other party;

     4.     BENEFIT  TO  GUARANTOR.  Guarantor acknowledges and warrants that he
            ----------------------
derived or expects to derive financial and other advantage and benefit, directly or indirectly, granted or to be made or granted by PENN-OCTANE CORPORATION to BRACAMONTES in an amount not less than the amount guaranteed hereunder.

     5.     GUARANTOR'S  WARRANTIES  AND  REPRESENTATIONS.
            ---------------------------------------------

          (a) All of the Contract Documents, if any, including, without limitation, this Guaranty and any other documents referred to herein to which Guarantor is a party, will, upon execution and delivery, constitute duly authorized, valid and binding obligations of

     Guarantor, enforceable in accordance with their respective terms except as limited by applicable relief laws which may be granted to PENN-OCTANE CORPORATION.

     6.     DEATH  OF GUARANTOR.  Upon the death of Guarantor, the obligation of
            -------------------
the deceased shall continue against his estate and to all surviving Guarantors, if any, as to all of the Indebtedness, including that portion of the Indebtedness incurred after such death.

     7.     WAIVER  OF NOTICE.  Guarantor waives grace, presentment for payment,
            -----------------
notice of dishonor or default, notice of intent to demand, and of demand, notice of intention to accelerate and of acceleration, protest and notice of protest, diligence in collecting and bringing suit against any party thereto, and all other notices of every kind, and all renewals, extensions, refinancings and modifications that may be granted to PENN-OCTANE CORPORATION. BRACAMONTES shall be under no obligation to notify Guarantor of its acceptance hereof, nor of any advances made or credit extended on the faith hereof, nor of the failure of PENN-OCTANE CORPORATION to pay the Indebtedness as it matures.

     8.     MODIFICATION  OR CONSENT.  No modification, consent or waiver of any
            ------------------------
provision of this Guaranty, or consent to any departure by any Guarantor therefrom, shall be effective unless the same shall be in writing and signed by an officer of BRACAMONTES, and then shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on any Guarantor in any case shall, of itself, entitle any Guarantor to any other or further notice or demand in similar or other circumstances. No delay or omission by BRACAMONTES in exercising any power or right hereunder shall impair any such right or power to be construed as a waiver thereof or any acquiescence therein, nor shall any single or partial exercise of any such power preclude other or further exercise thereof, or the exercise of any other right or power hereunder. All rights and remedies of BRACAMONTES hereunder are cumulative of each other and of every other right or remedy which BRACAMONTES may otherwise have at law or in equity or under any other contract or document, and the exercise of one or more rights or remedies shall not prejudice or impair the concurrent or subsequent exercise of other rights or remedies.

     9.     COSTS  OF  COLLECTION.  Guarantor  agrees  to  pay  all  costs  of
            ---------------------
collection, including attorney's fees and expenses, if this Guaranty is placed in the hands of an attorney for collection or is collected through any court.

     10.     NOTICE OF LITIGATION, CLAIMS AND FINANCIAL CHANGE.  Guarantor shall
             -------------------------------------------------
promptly inform BRACAMONTES of (a) any litigation against Guarantor or affecting any security for the Indebtedness which, if determined adversely, might have a material adverse effect upon the financial condition of Guarantor or upon such security or might cause a default under any of the documents evidencing, securing or governing the Indebtedness, (b) any claim or controversy which might become the subject of such litigation, and (c) any material adverse change in the financial condition of Guarantor.

     11.     SUCCESSORS  AND  ASSIGNS:     This  Guaranty  is for the benefit of
             ------------------------
BRACAMONTES, his heirs, legal representatives, successors and assigns, and, in the event of an assignment by BRACAMONTES, his heirs, legal representatives, successors or assigns, of the Indebtedness, or any part thereof, the rights and benefits hereunder, to the extent applicable to the Indebtedness so assigned, may be transferred with such Indebtedness.

     12.     HEADINGS.  THE  paragraph  headings  hereof  are  inserted  for
             --------
convenience of reference only and shall not alter, define or be used in construing the text of such paragraphs.

     13.     GOVERNING  LAW  AND  PLACE  OF PERFORMANCE.  GUARANTOR  AGREES THAT
             ------------------------------------------
THIS AGREEMENT IS GOVERNED BY THE LAWS OF THE STATE OF TEXAS. THIS AGREEMENT IS PERFORMABLE IN CAMERON COUNTY, TEXAS.

     IN WITNESS WHEREOF the undersigned Guarantor has executed this Guaranty as of the 12 day of September, 2003.

                               GUARANTOR:


                               _________________________________
                               JEROME  RICHTER

                                      2267
          Prepared by the State Bar of Texas for use by lawyers only.
                              Revised 10-85; 5-92


                     0 1985, 1992 by the State Bar of Texas

                               SECURITY AGREEMENT


Date:  September  12,  2003

Debtor:    PENN  OCTANE  CORPORATION


Debtor's Mailing Address (including county) 902 Chemical Road, Brownsville, TX 78521
                                Cameron County:

Secured Party:    JORGE BRACAMONTES


Secured Party's Mailing Address (including county): c/o Roberto Olea H.
                                                    Sierra  Nevada  No.  712
                                                    Col.  Lomas  de  Chapultepec
                                                    C.P.  11000,  Mexico  D.F.


Classification  of  Collateral:



Collateral (including all accessions):   One Hundred Thousand (100,000) shares
                                         of  common  stock  of  PENN-OCTANE
                                         CORPORATION,  represented  by  Stock
                                         Certificate  No.  _________,  dated
                                          ________, registered to Jerome Richter



Obligation
     Note        CONTRACTUAL  AGREEMENT
          Date:  July  22,  2003,  AS  AMENDED  on  September  12,  2003.

          Amount: FIVE HUNDRED THOUSAND and NO/100 DOLLARS ($500,000.00)
          DOLLARS

          Maker:   PENN-OCTANE  CORPORATION

          Payee:   JORGE  BRACAMONTES

          Final Maturity Date:  As therein provided.

     Terms  of  Payment  (optional): In accordance with the terms of Paragraph 5
     (d) of that certain Stock Purchase And Separation Agreement dated July 22, 2003 as amended pursuant to the supplement and amendment to Stock Purchase and Separation Agreement entered into by and between JORGE BRACAMONTES, as Employee, and PENN-OCTANE CORPORATION, as Employer.

Other Obligation:    None.

Debtor's Representation Concerning Location of Collateral (optional):

     Subject to the terms of this agreement, Debtor grants to Secured Party a security interest in the collateral and all its proceeds to secure payment and performance of Debtor's obligation in this security agreement and all renewals and extensions of any of the obligation.

DEBTOR'S  WARRANTIES

     1. Financing Statement. Except for that in favor of Secured Party, no financing statement covering the collateral is filed in any public office.
     2. Ownership. Debtor owns the collateral and has the authority to grant this security interest. Ownership is free from any setoff, claim, restriction, lien, security interest, or encumbrance except this security interest and liens for taxes not yet due.
     3. Fixtures and Accessions. None of the collateral is affixed to real estate, is an accession to any goods, is commingled with other goods, or will become a fixture, accession, or part of a product or mass with other goods except as expressly provided in this agreement.
     4. Financial Statements. All information about Debtor's financial condition provided to Secured Party was accurate when submitted, as will be any information subsequently provided.

DEBTOR'S  COVENANTS

     1. Protection of Collateral. Debtor will defend the collateral against all claims and demands adverse to Secured Party's interest in it and will keep it free from all liens except those for taxes not yet due and from all security interests except this one. The collateral will remain in Debtor's possession or control at all times, except as otherwise provided in this agreement. Debtor will maintain the collateral in good condition and protect it against misuse, abuse, waste, and deterioration except for ordinary wear and tear resulting from its intended use.
     2. Insurance. Debtor will insure the collateral in accord with Secured Party's reasonable requirements regarding choice of carrier, casualties insured against, and amount of coverage. Policies will be written in favor of Debtor and Secured Party according to their respective interests or according to Secured
Party's other requirements. All policies will provide that Secured Party will receive at least ten days' notice before cancellation, and the policies or certificates evidencing them will be provided to Secured Party when issued. Debtor assumes all risk of loss and damage to the collateral to the extent of any deficiency in insurance coverage. Debtor irrevocably appoints Secured Party as attomey-in-fact to collect any return, unearned premiums, and proceeds of any insurance on the collateral and to endorse any draft or check deriving from the policies and made payable to Debtor.
     3. Secured Party's Costs. Debtor will pay all expenses incurred by Secured Party in obtaining, preserving, perfecting, defending, and enforcing this security interest or the collateral and in collecting or enforcing the note. Expenses for which Debtor is liable include, but are not limited to, taxes, assessments, reasonable attorney's fees, and other legal expenses. These expenses will bear interest from the dates of payments at the highest rate stated in notes that are part of the obligation, and Debtor will pay Secured Party this interest on demand at a time and place reasonably specified by Secured Party. These expenses and interest will be part of the obligation and will be recoverable as such in all respects.

     4. Additional Documents. Debtor will sign any papers that Secured Party considers necessary to obtain, maintain, and perfect this security interest or to comply with any relevant law.
     5. Notice of Changes. Debtor will immediately notify Secured Party of any material change in the collateral; change in Debtor's name, address, or location; change in any matter warranted or represented in this agreement; change that may affect this security interest; and any event of default.
     6. Use and Removal of Collateral. Debtor will use the collateral primarily according to the stated classification unless Secured Party consents otherwise in writing. Debtor will not permit the collateral to be affixed to any real estate, to become an accession to any goods, to be commingled with other goods, or to become a fixture, accession, or part of a product or mass with other goods except as expressly provided in this agreement.
     7. Sale. Debtor will not sell, transfer, or encumber any of the collateral without the prior written consent of Secured Party.


RIGHTS  AND  REMEDIES  OF  SECURED  PARTY

     1. Generally. Secured Party may exercise the following rights and remedies either before or after default:
          a.   take  control  of  any  proceeds  of  the  collateral;
          b. release any collateral in Secured Party's possession to any debtor, temporarily or otherwise;
          c. take control of any funds generated by the collateral, such as refunds from and proceeds of insurance, and reduce any part of the obligation accordingly or permit Debtor to use such funds to repair or replace damaged or destroyed collateral covered by insurance; and
          d. demand, collect, convert, redeem, settle, compromise, receipt for, realize on, sue for, and adjust the collateral either in Secured Party's or Debtor's name, as Secured Party desires.

     2. Insurance. If Debtor fails to maintain insurance as required by this agreement or otherwise by Secured Party, then Secured Party may purchase single-interest insurance coverage that will protect only Secured Party. If Secured Party purchases this insurance, its premiums will become part of the obligation.

EVENTS  OF  DEFAULT

     Each of the following conditions is an event of default:
     1. if Debtor defaults in timely payment or performance of any obligation, covenant, or liability in any written agreement between Debtor and Secured Party or in any other transaction secured by this agreement:
     2. if any warranty, covenant, or representation made to Secured Party by or on behalf of Debtor proved to have been false in any material respect when made;
     3.    if  a  receiver  is  appointed  for  Debtor or any of the collateral;
     4. if the collateral is assigned for the benefit of creditors or, to the extent permitted by law, if bankruptcy or insolvency proceedings commence against or by any of these parties: Debtor; any partnership of which Debtor is a general partner; and any maker, drawer, acceptor, endorser, guarantor, surety, accommodation party, or other person liable on or for any part of the obligation;
     5. if any financing statement regarding the collateral but not related to this security interest and not favoring Secured Party is filed;
     6.    if  any  lien  attaches  to  any  of  the  collateral;  and
     7. if any of the collateral is lost, stolen, damaged, or destroyed, unless it is promptly replaced with collateral of like quality or restored to its former condition.


REMEDIES  OF  SECURED  PARTY  ON  DEFAULT

     During the existence of any event of default, Secured Party may declare the unpaid principal and earned interest of the obligation immediately due in whole or part, enforce the obligation, and exercise any rights and remedies granted by chapter 9 of the Texas Business and Commerce Code or by this agreement, including the following:
     1. require Debtor to deliver to Secured Party all books and records relating to the collateral;
     2. require Debtor to assemble the collateral and make it available to Secured Party at a place reasonably convenient to both parties;
     3. take possession of any of the collateral and for this purpose enter any premises where it is located if this can be done without breach of the peace;
     4. sell, lease, or otherwise dispose of any of the collateral in accord with the rights, remedies, and duties of a secured party under chapters 2 and 9 of the Texas Business and Commerce Code after giving notice as required by those chapters; unless the collateral threatens to decline speedily in value, is perishable, or would typically be sold on a recognized market, Secured Party will give Debtor reasonable notice of any public sale of the collateral or of a time after which it may be otherwise disposed of without further notice to Debtor; in this event, notice will be deemed reasonable if it is mailed, postage prepaid, to Debtor at the address specified in this agreement at least ten days before any public sale or ten days before the time when the collateral may be otherwise disposed of without further notice to Debtor;
     5. surrender any insurance policies covering the collateral and receive the unearned premium;
     6. apply any proceeds from disposition of the collateral after default in the manner specified in chapter 9 of the Texas Business and Commerce Code, including payment of Secured Party's reasonable attorney's fees and court expenses; and
     7. if disposition of the collateral leaves the obligation unsatisfied, collect the deficiency from Debtor.

GENERAL  PROVISIONS

     1. Parties Bound. Secured Party's rights under this agreement shall inure to the benefit of its successors and assigns. Assignment of any part of the obligation and delivery by Secured Party of any part of the collateral will fully discharge Secured Party from responsibility for that part of the collateral. If Debtor is more than one, all their representations, warranties, and agreements are joint and several. Debtor's obligations under this agreement shall bind Debtor's personal representatives, successors, and assigns.
     2. Waiver. Neither delay in exercise nor partial exercise of any of Secured Party's remedies or rights shall waive further exercise of those remedies or rights. Secured Party's failure to exercise remedies or rights does not waive subsequent exercise of those remedies or rights. Secured Party's waiver of any default does not waive further default. Secured Party's waiver of any right in this agreement or of any default is binding only if it is in writing. Secured Party may remedy any default without waiving it.
     3. Reimbursement. If Debtor fails to perform any of Debtor's obligations, Secured Party may perform those obligations and be reimbursed by Debtor on demand at the place where the note is payable for any sums so paid, including attorney's fees and other legal expenses, plus interest on those sums from the dates of payment at the rate stated in the note for matured, unpaid amounts. The sum to be reimbursed shall be secured by this security agreement.
     4. Interest Rate. Interest included in the obligation shall not exceed the maximum amount of nonusurious interest that may be contracted for, taken, reserved, charged, or received under law; any interest in excess of that maximum amount shall be credited to the principal of the obligation or, if that has been paid, refunded. On any acceleration or required or permitted prepayment of the obligation, any such excess shall be canceled automatically as of the acceleration or prepayment or, if already paid, credited on the principal amount of the obligation or, if the principal amount has been paid, refunded. This provision overrides other provisions in this and all other instruments concerning the obligation.
     5. Modifications. No provisions of this agreement shall be modified or limited except by written agreement.
     6. Severability. The unenforceability of any provision of this agreement will not affect the enforceability or validity of any other provision.
     7. After-Acquired Consumer Goods. This security interest shall attach to after-acquired consumer goods only to the extent permitted by law. '

     8. Applicable Law. This agreement will be construed according to Texas laws.
     9. Place of Performance. This agreement is to be performed in the county of Secured Party's mailing address.
     10. Financing Statement. A carbon, photographic, or other reproduction of this agreement or any financing statement covering the collateral is sufficient as a financing statement.
     11. Presumption of Truth and Validity. If the collateral is sold after default, recitals in the bill of sale or transfer will be prima facie evidence of their truth, and all prerequisites to the sale specified by this agreement and by chapter 9 of the Texas Business and Commerce Code will be presumed satisfied.
     12. Singular and Plural. When the context requires, singular nouns and pronouns include the plural.
     13. Priority of Security Interest. This security interest shall neither affect nor be affected by any other security for any of the obligation. Neither extensions of any of the obligation nor releases of any of the collateral will affect the priority or validity of this security interest with reference to any third person.
     14. Cumulative Remedies. Foreclosure of this security interest by suit does not limit Secured Party's remedies, including the right to sell the collateral under the terms of this agreement. All remedies of Secured Party may be exercised at the same or different times, and no remedy shall be a defense to any other. Secured Party's rights and remedies include all those granted by law or otherwise, in addition to those specified in this agreement.
     15. Agency. Debtor's appointment of Secured Party as Debtor's agent is coupled with an interest and will survive any disability of Debtor.
     16. Attachments Incorporated. The addendum indicated below is attached to this agreement and incorporated into it for all purposes:

          (  )  addendum  relating  to  accounts,  inventory, documents, chattel paper,  and  general  intangibles
          (  )  addendum  relating  to  instruments



_______________________________                  ____________________________
JORGE BRACAMONTES                                  PENN OCTANE CORPORATION
Secured Party                                          - Debtor -




_______________________________
JEROME  RICHTER
Guarantor

                                ESCROW AGREEMENT

     WITNESS THIS AGREEMENT made effective the 12 day of September, 2003, by and between JORGE BRACAMONTES, PENN OCTANE CORPORATION, JEROME RICHTER, and DENNIS
M. SANCHEZ, P.C. (hereinafter called "Trustee/Escrow Agent.")

     By their signatures hereto the undersigned hereby agree that DENNIS SANCHEZ, P.C. shall act as Trustee/Escrow Agent from the date of closing of the transaction described in the Stock Purchase And Separation Agreement of July 22, 2003. The Escrow Agent shall hold the 100,000 common shares of stock of PENN-OCTANE CORPORATION delivered to him by JEROME RICHTER, together with a Guaranty and Security Agreement executed by JEROME RICHTER and PENN OCTANE CORPORATION.

     The Escrow Agent shall hold such documents until such time as PENN-OCTANE CORPORATION has either complied with or defaulted under the terms of Paragraph 5
(d) of the Stock Purchase and Separation Agreement. The terms of this Escrow are as follows:

          a) If PENN-OCTANE CORPORATION defaults under its obligations described in paragraph 5 (d) of the Stock Purchase and Separation Agreement, then the Escrow Agent shall deliver such documents to BRACAMONTES.

          b) If PENN-OCTANE CORPORATION complies with its obligations described in paragraph 5 (d) of the Stock Purchase and Separation Agreement, then the Escrow Agent shall deliver such documents to JEROME RICHTER.

          EXECUTED this __________ day of September, 2003.

                                        Penn  Octane  Corporation

                                        ______________________________
                                        JEROME  RICHTER

                                        ______________________________
                                        JORGE  BRACAMONTES

TRUSTEE/ESCROW  AGENT:

DENNIS  M.  SANCHEZ,  P.C.


By:______________________________
     DENNIS  SANCHEZ